Putnam VT Focused International Equity Fund
The fund's portfolio
3/31/23 (Unaudited)

COMMON STOCKS (97.2%)(a)
	Shares	Value
Banks (6.0%)
Hana Financial Group, Inc. (South Korea)	129,229	$4,063,686
HDFC Bank, Ltd. (India)	296,003	5,819,425

		9,883,111
Broadline retail (7.0%)
Alibaba Group Holding, Ltd. (China)(NON)	457,600	5,819,623
Prosus NV (China)	74,773	5,847,436

		11,667,059
Capital markets (4.3%)
CI Financial Corp. (Canada)	414,167	3,916,429
London Stock Exchange Group PLC (United Kingdom)	32,638	3,171,898

		7,088,327
Diversified telecommunication services (3.1%)
Liberty Global PLC Class C (United Kingdom)(NON)	251,149	5,118,417

		5,118,417
Entertainment (3.5%)
Universal Music Group NV (Netherlands)	231,967	5,863,899

		5,863,899
Health care technology (4.4%)
CompuGroup Medical SE & Co. KgaA (Germany)	143,274	7,368,030

		7,368,030
Household durables (7.6%)
Berkeley Group Holdings PLC (The) (United Kingdom)	127,404	6,609,922
Sony Group Corp. (Japan)	67,000	6,091,253

		12,701,175
Insurance (3.1%)
Admiral Group PLC (United Kingdom)	203,291	5,117,012

		5,117,012
Interactive media and services (3.1%)
Alphabet, Inc. Class C(NON)	49,387	5,136,248

		5,136,248
IT Services (1.9%)
Tata Consultancy Services, Ltd. (India)	78,143	3,060,533

		3,060,533
Machinery (1.7%)
MinebeaMitsumi, Inc. (Japan)	148,500	2,835,077

		2,835,077
Media (3.0%)
Cogeco Communications, Inc. (Canada)	102,000	4,968,302

		4,968,302
Oil, gas, and consumable fuels (4.2%)
Canadian Natural Resources, Ltd. (Canada)	66,939	3,704,305
International Petroleum Corp. (Canada)(NON)	346,654	3,310,167

		7,014,472
Passenger airlines (4.8%)
Ryanair Holdings PLC ADR (Ireland)(NON)(S)	84,328	7,951,287

		7,951,287
Personal care products (3.8%)
Unilever PLC (United Kingdom)	120,645	6,250,355

		6,250,355
Pharmaceuticals (8.1%)
AstraZeneca PLC (United Kingdom)	28,270	3,923,878
Bayer AG (Germany)	85,151	5,423,781
Sanofi (France)	38,243	4,164,745

		13,512,404
Professional services (3.6%)
Thomson Reuters Corp. (Canada)	46,353	6,030,863

		6,030,863
Semiconductors and semiconductor equipment (11.4%)
Japan Material Co., Ltd. (Japan)	176,000	3,146,694
SK Square Co., Ltd. (South Korea)(NON)	171,636	5,280,011
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	590,000	10,452,364

		18,879,069
Software (5.0%)
Constellation Software, Inc. (Canada)	4,372	8,219,651
Lumine Group, Inc. (Canada)(NON)	13,117	142,768

		8,362,419
Technology hardware, storage, and peripherals (3.2%)
Samsung Electronics Co., Ltd. (South Korea)	107,242	5,317,950

		5,317,950
Trading companies and distributors (3.4%)
ITOCHU Corp. (Japan)	172,400	5,613,858

		5,613,858
Transportation infrastructure (1.0%)
Anhui Expressway Co., Ltd. Class H (China)	1,692,000	1,706,562

		1,706,562

Total common stocks (cost $157,171,479)		$161,446,429

SHORT-TERM INVESTMENTS (3.7%)(a)
		Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 5.03%(AFF)	Shares	1,471,122	$1,471,122
Putnam Short Term Investment Fund Class P 4.88%(AFF)	Shares	4,471,782	4,471,782
U.S. Treasury Bills 4.725%, 4/18/23		$200,000	199,620

Total short-term investments (cost $6,142,466)			$6,142,524
TOTAL INVESTMENTS

Total investments (cost $163,313,945)			$167,588,953

	Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2023 through March 31, 2023 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $166,169,729.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/22	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 3/31/23
	Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$—	$5,855,609	$4,384,487	$8,815	$1,471,122
	Putnam Short Term Investment Fund**	7,845,636	6,528,754	9,902,608	79,040	4,471,782

	Total Short-term investments	$7,845,636	$12,384,363	$14,287,095	$87,855	$5,942,904
	* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
	# At the close of the reporting period, the fund received cash collateral of $1,471,122 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $1,461,495.
	** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	The dates shown on debt obligations are the original maturity dates.
	DIVERSIFICATION BY COUNTRY
	Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
	Canada	18.2%
	United Kingdom	18.2
	Japan	10.7
	South Korea	8.8
	China	8.1
	Germany	7.7
	Taiwan	6.3
	United States	5.9
	India	5.3
	Ireland	4.8
	Netherlands	3.5
	France	2.5

	Total	100.0%
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$15,222,967	$5,863,899	$—
Consumer discretionary	—	24,368,234	—
Consumer staples	—	6,250,355	—
Energy	3,704,305	3,310,167	—
Financials	3,916,429	18,172,021	—
Health care	—	20,880,434	—
Industrials	13,982,150	10,155,497	—
Information technology	8,362,419	27,257,552	—

Total common stocks	45,188,270	116,258,159	—
Short-term investments	—	6,142,524	—

Totals by level	$45,188,270	$122,400,683	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com